SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event being Reported): April 29, 2004

                          CELL POWER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



           Florida                     0-50062                 59-1082273
(State or Other Jurisdiction        Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)


              1428 36th Street, Suite 205, Brooklyn, New York 11218
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                    (Address of Principal Executive Offices)

                                 (718) 436-7931
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              (Registrant's Telephone Number, including Area Code)

                           E-THE MOVIE NETWORK, INC.
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         (Former Name or Former Address, If Changed Since Last Report.)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 4, 2004, e-The Movie Network, Inc. announced that it had changed its name to Cell Power Technologies, Inc. (hereinafter, "Cell Power" or the "Company"). The Company's press release announcing the corporate name change and the accompanying change in stock symbol on the over-the counter Bulletin Board is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release issued on May 4, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2004                          CELL POWER TECHNOLOGIES, INC.

                                           By: /s/ Jacob Herskovits
                                               ---------------------------
                                               Chief Executive Officer